Aflac Incorporated 1st Quarter 2005 Form 10-Q

EXHIBIT 10.1

FIRST AMENDMENT TO THE
2004 AFLAC INCORPORATED
LONG-TERM INCENTIVE PLAN

     Section 4(b) of the 2004 AFLAC Incorporated Long-Term Incentive Plan is hereby amended to read in its entirety as follows, effective as of May 2, 2005:

The Committee may, in its sole discretion, without amendment to the Plan, in the event of a Participant's death, Disability or retirement, (i) relax or waive any service-based or (except in the case of retirement) performance-based condition to the exercise of any Option or Stock Appreciation Right granted to the Participant, waive or amend the operation of Plan provisions respecting exercise after termination of employment or otherwise adjust any of the terms of such Option or Stock Appreciation Right, and (ii) relax or waive any service-based or (except in the case of retirement) performance-based condition to the vesting of any Restricted Stock or Restricted Stock Unit granted to the Participant or otherwise adjust any of the terms applicable to any such Award.

By:	/s/ Joey M. Loudermilk

Name:	Joey M. Loudermilk
Title:	Executive Vice President, Corporate Secretary

EXH 10.1-1